UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2017

IHEARTMEDIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-53354	26-0241222
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 East Basse Road, Suite 100

San Antonio, Texas 78209

(Address of principal executive offices)

Registrant’s telephone number, including area code: (210) 822-2828

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement

Supplemental Indenture Related to the 8.75% Senior Notes Due 2020

On August 14, 2017, Clear Channel International, B.V. (“Clear Channel International”), an indirect subsidiary of iHeartMedia, Inc. (the “Company”), issued $150.0 million in aggregate principal amount of 8.75% Senior Notes due 2020 (the “New Notes”). The New Notes were issued as additional notes pursuant to the First Supplemental Indenture, dated as of August 14, 2017 (the “Supplemental Indenture”), among Clear Channel International, the Guarantors (as defined below) and U.S. Bank National Association, as trustee, paying agent, registrar and transfer agent (the “Trustee”). The Supplemental Indenture supplements the indenture, dated as of December 16, 2015 (the “Indenture”), among Clear Channel International, the Guarantors, and the Trustee.

Clear Channel International previously issued $225.0 million of its 8.75% Senior Notes due 2020 (the “Existing Notes” and together with the New Notes, the “Notes”). The New Notes are treated as a single class with the Existing Notes for all purposes and will have the same terms as those of the Existing Notes. The New Notes and the Existing Notes will trade fungibly with one another, except that the New Notes offered and sold in offshore transactions in reliance on Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), were issued under a new CUSIP number and will trade separately during the 40-day distribution compliance period (as defined in Regulation S).

The Notes mature on December 15, 2020 and bear interest at a rate of 8.75% per annum, payable semi-annually in arrears on June 15 and December 15 of each year.

The Notes are guaranteed by certain of Clear Channel International’s existing and future subsidiaries (collectively, the “Guarantors”). The Company will not guarantee or otherwise assume any liability for the Notes. The Notes are senior unsecured obligations that rank pari passu in right of payment to all unsubordinated indebtedness of Clear Channel International, and the guarantees of the Notes are senior unsecured obligations that rank pari passu in right of payment to all unsubordinated indebtedness of the Guarantors.

Clear Channel International may redeem the Notes at its option, in whole or part, at any time prior to December 15, 2017, at a price equal to 100% of the principal amount of the Notes redeemed, plus a make-whole premium, plus accrued and unpaid interest to the redemption date. Clear Channel International may redeem the Notes, in whole or in part, on or after December 15, 2017, at the redemption prices set forth in the Indenture plus accrued and unpaid interest to the redemption date. At any time on or before December 15, 2017, Clear Channel International may elect to redeem up to 40% of the aggregate principal amount of the Notes at a redemption price equal to 108.75% of the principal amount thereof, plus accrued and unpaid interest to the redemption date, with the net proceeds of one or more equity offerings.

The Indenture contains covenants that limit Clear Channel International’s ability and the ability of its restricted subsidiaries to, among other things: (i) pay dividends, redeem stock or make other distributions or investments; (ii) incur additional debt or issue certain preferred stock; (iii) transfer or sell assets; (iv) create liens on assets; (v) engage in certain transactions with affiliates; (vi) create restrictions on dividends or other payments by the restricted subsidiaries; and (vii) merge, consolidate or sell substantially all of Clear Channel International’s assets.

The description of the Supplemental Indenture contained in this Current Report on Form 8-K is qualified in its entirety by reference to the complete text of the Supplemental Indenture, a copy of which is filed as Exhibit 4.1 hereto and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above relating to the New Notes and the Supplemental Indenture is incorporated by reference into this Item 2.03.

Item 8.01. Other Events.

On August 9, 2017, Clear Channel Outdoor Holdings, Inc. issued a press release announcing the pricing of the offering of the New Notes. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated in this Item 8.01 by reference.

In connection with the pricing of the New Notes, on August 9, 2017, Clear Channel International and the Guarantors entered into a Purchase Agreement with Credit Suisse Securities (USA) LLC, as initial purchaser, relating to the issuance and sale of the New Notes. The Purchase Agreement contained customary representations, warranties and agreements by Clear Channel International and the Guarantors, and customary conditions to closing, indemnification obligations of Clear Channel International and the Guarantors, including for liabilities under the Securities Act, other obligations of the parties and termination provisions.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

4.1	Supplemental Indenture, dated as of August 14, 2017, among Clear Channel International B.V., the guarantors party thereto, and U.S. Bank National Association, as trustee, paying agent, registrar and transfer agent (incorporated by reference to Exhibit 4.1 to Clear Channel Outdoor Holdings, Inc.’s Current Report on Form 8-K filed on August 14, 2017).

99.1	Press Release issued by Clear Channel Outdoor Holdings, Inc., dated August 9, 2017 (incorporated by reference to Exhibit 99.1 to Clear Channel Outdoor Holdings, Inc.’s Current Report on Form 8-K filed on August 14, 2017).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IHEARTMEDIA, INC.

Date: August 14, 2017	By:	/s/ Lauren E. Dean
Lauren E. Dean
Vice President, Associate General Counsel and Assistant Secretary

Exhibit Index

Exhibit No.	Description

4.1	Supplemental Indenture, dated as of August 14, 2017, among Clear Channel International B.V., the guarantors party thereto, and U.S. Bank National Association, as trustee, paying agent, registrar and transfer agent (incorporated by reference to Exhibit 4.1 to Clear Channel Outdoor Holdings, Inc.’s Current Report on Form 8-K filed on August 14, 2017).

99.1	Press Release issued by Clear Channel Outdoor Holdings, Inc., dated August 9, 2017 (incorporated by reference to Exhibit 99.1 to Clear Channel Outdoor Holdings, Inc.’s Current Report on Form 8-K filed on August 14, 2017).

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